UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ALPHARMA INC.

(Name of Registrant as Specified In Its Charter)

KING PHARMACEUTICALS, INC.

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Following is a copy of the slide presentation accompanying the analyst/investor conference call held by King Pharmaceuticals, Inc. at 10:00 a.m. Eastern Daylight Time on August 22, 2008:

(c) King Pharmaceuticals, 2008. No materials contained in this presentation shall be reproduced or redistributed in any form. King Pharmaceuticals Proposed Acquisition of Alpharma Inc. August 22, 2008

Forward-looking Statements This document contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the "Act"). King Pharmaceuticals, Inc. ("King") disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Safe Harbor for forward-looking statements contained in the Act. All statements contained in this document that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Such statements are based on management's current expectations, but actual results may differ materially due to various factors such as King's ability to achieve the synergies and value creation contemplated by the proposed transaction; King's ability to promptly and effectively integrate the businesses of Alpharma Inc. ("Alpharma") and King and any necessary actions to obtain required regulatory approvals; the potential of King's branded pharmaceutical products; expectations regarding the enforceability and effectiveness of product-related patents; expected trends and projections with respect to particular products, reportable segment and income and expense line items; the adequacy of King's liquidity and capital resources; anticipated capital expenditures; the acceptance, priority review or approval of certain New Drug Applications; the development, approval and successful commercialization of certain products; the successful execution of growth and restructuring strategies, including King's accelerated strategic shift; anticipated developments and expansions of King's business; plans for the manufacture of some of King's products; the potential costs, outcomes and timing of research, clinical trials and other development activities involving pharmaceutical products; the development of product line extensions; the expected timing of the initial marketing of certain products; products developed, acquired or in-licensed that may be commercialized; King's intent, beliefs or current expectations, primarily with respect to future operating performance; expectations regarding sales growth, gross margins, manufacturing productivity, capital expenditures and effective tax rates; expectations regarding the outcome of various pending legal proceedings; expectations regarding King's financial condition and liquidity as well as future cash flows and earnings; expectations regarding the ability to liquidate King's holdings of auction rate securities and the temporary nature of the unrealized losses recorded in connection with these securities. Forward-looking statements involve risks and uncertainties. For further information regarding these and other risks related to King's business, investors should consult King's most recent Annual Report on Form 10-K for the year ended December 31, 2007 and King's quarterly reports on Form 10-Q and other documents filed by King with the U.S. Securities and Exchange Commission ("SEC"). Important Additional Information This document is not a substitute for any disclosure documents, including any proxy statement, King may file with the SEC and send to Alpharma stockholders in connection with any business combination transaction with Alpharma or any solicitation of the stockholders of Alpharma . INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ANY SUCH DISCLOSURE DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF ANY SUCH DOCUMENTS FILED WITH THE SEC BY KING AT WWW.KINGPHARM.COM AND THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. FREE COPIES OF ANY SUCH DOCUMENTS CAN ALSO BE OBTAINED BY DIRECTING A REQUEST TO KING'S PROXY SOLICITOR, INNISFREE M&A INCORPORATED AT (877) 687-1875. King and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of any business combination transaction or solicitation of the stockholders of Alpharma. As of the date of this document, King is the beneficial owner of 10 shares of Alpharma Class A Common Stock. INFORMATION REGARDING KING'S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, WHICH WAS FILED WITH THE SEC ON FEBRUARY 29, 2008, AND ITS PROXY STATEMENT FOR ITS 2008 ANNUAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH THE SEC ON APRIL 15, 2008. OTHER INFORMATION REGARDING THE PARTICIPANTS IN A PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE DISCLOSURE DOCUMENTS, INCLUDING ANY PROXY STATEMENT, TO BE FILED BY KING WITH THE SEC WHEN THEY BECOME AVAILABLE.

Proposed Transaction Price: $33 per share in cash 37% premium to Alpharma's closing price on August 21, 2008 49% premium to Alpharma's closing price on August 4, 2008 (the date of King's initial written offer) In excess of approximately 38% premium to Alpharma's average closing price for the one, three and twelve month period ended August 21, 2008 Proposed price implies a total equity value of approximately $1.4 billion for 100% of the fully diluted share capital and an enterprise value of approximately $1.2 billion Expected annual synergies of $50-$70 million in the second year principally from: General and Administrative Research and Development Sales force cost avoidance associated with anticipated launch of Remoxy(r) in 2009

Transaction Rationale: Creates Platform for Long-Term Growth Creates a leading specialty pharmaceutical company with greater scale and capabilities Expanded portfolio of pain management products - including multiple platform technologies designed to deliver new innovative products Four potential product launches in 2009 - including REMOXY(r), EMBEDA(tm), and ACUROX(tm) designed to resist or deter common methods of opioid misuse and abuse Alpharma's Animal Health division, a leading feed additives business, provides an additional reliable source of cash flow Significant opportunity to drive revenue and achieve cost synergies Expected to be accretive to GAAP EPS in the second year following completion Combines highly complementary businesses Adds expertise and portfolio depth in pain management Further diversifies King's business Robust pipeline of late-stage products Drives efficiencies through enhanced scale

Combined Company Creates A Diversified Pain Portfolio

	King	Alpharma	Combined
Neuroscience/ Pain	Skelaxin® Avinza® Remoxy® (NDA Filed) Acurox™ (Phase III) T-62 (Phase II)	Kadian® Flector® Patch Embeda™ (NDA Submitted) Ketoprofen Gel (Phase III)	Skelaxin® Avinza® Remoxy® (NDA Filed) Acurox™ (Phase III) Kadian® Flector® Patch Embeda (NDA Submitted) Ketoprofen Gel (Phase III) T-62 (Phase II)
Hospital	Thrombin-JMI® Thrombi-Pad™ Thrombi-Gel® Epistaxis Kit CorVue® (Phase III)		Thrombin-JMI® Thrombi-Pad™ Thrombi-Gel® Epistaxis Kit CorVue® (Phase III)
Acute Care	EpiPen® Bio-defense products Vanquix (Phase III)		EpiPen® Bio-defense products Vanquix (Phase III)
Animal Health		A leading feed additives business	A leading feed additives business

Items in red are products in development

Enhanced opportunities and capabilities in pain management

4

King Pharmaceuticals

Combined R&D Pipeline

Product/Platform		DESCRIPTION	STATUS
Remoxy®	abuse-resistant	Long-acting oxycodone capsules	NDA Filed/Priority Review
Embeda™	abuse-deterrent	Long-acting morphine tablets	NDA Submitted
Acurox™	abuse-deterrent	Short-acting oxycodone tablets	NDA Submission 4Q/08
Ketoprofen in TRANSFERSOME® Gel		Topical non-steroidal anti-inflammatory ("NSAID")	Phase III Ongoing
CorVue®		Pharmacologic stress imaging agent	NDA Submission 4Q/08
Vanquix®		Diazepam auto-injector	Phase III Ongoing
T-62		Adenosine A1 allosteric enhancer	Phase II Beginning 2H/08

PLATFORM TECHNOLOGIES

Oradur™ Technology Platform	Remoxy® and other long-acting, abuse-resistant opioids
Aversion® Technology Platform	Acurox™ and other short-acting abuse-resistant/deterrent opioids
Sequestered Naltrexone Platform	Embeda™ and other abuse-deterrent opioids
Meridian Auto-injector Platform	Multiple applications

King Pharmaceuticals
5

Compelling Combination Value creation for both King and Alpharma stockholders Strong strategic fit Opportunity to increase scale and depth in neuroscience/pain Excellent platform for sustainable, long-term growth King is committed to completing the Alpharma transaction